Exhibit 32.01
Certification of CEO Furnished Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Amyris, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, John Melo, Chief Executive Officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,
(i) the Annual Report of the Company on Form 10-K for the year ended December 31, 2012 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2013	/s/ JOHN MELO
John Melo
President and Chief Executive Officer
(Principal Executive Officer)